Exhibit 99.1

INVESTOR PRESENTATION March 2021

DISCLAIMER RIDER 2 This investor presentation (the “presentation”) is for informational purposes only and does not constitute an oﬀer to sell, a solicitation of an oﬀer to buy, or a recommendation to purchase any equity, debtor other financial instruments of Trident Acquisitions Corp. (“Trident”) or AutoLotto, Inc. (the “Company”) or any of their respective aﬃliates. The presentation has been prepared to assist parties in making their own evaluation with respect to the proposed transactions (the “Business Combination”) contemplated by the Business Combination Agreement, by and among Trident, Trident Merger Sub II Corp. and the Company (the “Business Combination Agreement”) and for no other purpose. It is not intended to form the basis of any investment decision or any other decisions with respect of the Business Combination. No Representation or Warranty No representation or warranty, express or implied, is or will be given by Trident or the Company or any of their respective aﬃliates, directors, oﬃcers, employees or advisers or any other person as to the accuracy or completeness of the information in this presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of the Business Combination, and no responsibility or liability whatsoever is accepted for the accuracy or suﬃciency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. This presentation does not purport to contain all of the information that may be required to evaluate a possible investment decision with respect to Trident, and does not constitute investment, tax or legal advice. The recipient also acknowledges and agrees that the information contained in this presentation is preliminary in nature and is subject to change, and any such changes may be material. Trident and the Company disclaim any duty to update the information contained in this presentation. Any and all trademarks and trade names referred to in this presentation are the property of their respective owners. Forward - looking statements This presentation contains “forward - looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. Forward - looking statements include, without limitation, statements regarding the estimated future financial performance, financial position and financial impacts of the Business Combination, the satisfaction of closing conditions to the Business Combination, Trident and the Company’s ability to consummate the Business Combination, the level of redemptions by Trident's public stockholders, the timing of the completion of the Business Combination, anticipated ownership percentages of the combined company's stockholders following the potential transaction, the potential benefits of the Business Combination, the Company’s estimated growth, operational and state expansion, and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this presentation, words such as “pro forma,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward - looking statements, but the absence of these words does not mean that a statement is not forward - looking. When Trident discusses its strategies or plans, including as they relate to the Business Combination, it is making projections, forecasts and forward - looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, Trident's management. These forward - looking statements involve significant risks and uncertainties that could cause the actual results to diﬀer materially from the expected results. Most of these factors are outside of Trident's and the Company's control and are diﬃcult to predict. Factors that may cause such diﬀerences include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could delay the Business Combination or give rise to the termination of the Business Combination Agreement and other agreements related thereto; (ii) the outcome of any legal proceedings that may be instituted against Trident or the Company following announcement of the proposed Business Combination; (iii) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of Trident, or other conditions to closing in the Business Combination Agreement; (iv) the risk that the proposed Business Combination disrupts the Company’s current plans and operations as a result of the announcement of the Business Combination; (v) the Company’s ability to realize the anticipated benefits of the Business Combination, which may be aﬀected by, among other things, competition and the ability of the Company to grow and manage growth profitably following the Business Combination; (vi) costs related to the Business Combination; (vii) risks related to the rollout of the Company’s business and the timing of expected business milestones; (viii) the Company’s dependence on obtaining and maintaining lottery retail licenses or consummating partnership agreements in various markets; (ix) the Company’s ability to maintain eﬀective internal controls over financial reporting, including the remediation of identified material weaknesses in internal control over financial reporting relating to segregation of duties with respect to, and access controls to, its financial record keeping system, and the Company’s accounting staﬃng levels; (x) the eﬀects of competition on the Company’s future business; (xi) risks related to the Company’s dependence on its intellectual property and the risk that the Company’s technology could have undetected defects or errors; (xii) changes in applicable laws or regulations; (xiii) the COVID - 19 pandemic and its eﬀect on the Company and the economy generally; (xiv) risks related to disruption of management time from ongoing business operations due to the proposed Business Combination; (xv) risks relating to privacy and data protection laws, privacy or data breaches, or the loss of data; (xvi) the possibility that the Company may be adversely aﬀected by other economic, business, and/or competitive factors; and (xvii) other risks and uncertainties set forth in the Registration Statement (as defined below) to be filed by Trident with the SEC in connection with the Business Combination, including those under “Risk Factors” therein, and other documents filed or to be filed from time to time with the Securities and Exchange Commission (“SEC”) by Trident SEC by Trident. You are cautioned not to place undue reliance upon any forward - looking statements. Forward - looking statements included in this presentation speak only as of the date of this presentation. Neither Trident nor the Company undertakes any obligation to update its forward - looking statements to reflect events or circumstances after the date hereof. Additional risks and uncertainties are identified and discussed in Trident's reports filed with the SEC.

DISCLAIMER RIDER (CONTINUED) 3 No Oﬀer or Solicitation This presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This presentation shall also not constitute an oﬀer to sell or the solicitation of an oﬀer to buy any securities pursuant to the Business Combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the oﬀer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. Use of Projections This presentation contains financial forecasts. Neither Trident's nor the Company's independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them has expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the above - mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to diﬀer materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of Trident's or the Company's control. Accordingly, there can be no assurance that the prospective results are indicative of future performance of Trident, the Company or the combined company after the Business Combination or that actual results will not diﬀer materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Industry and Market Data In this presentation, we rely on and refer to information and statistics regarding market participants in the sectors in which the Company competes and other industry data. We obtained this information and statistics from third - party sources, including reports by market research firms and company filings. Being in receipt of the presentation you agree you may be restricted from dealing in (or encouraging others to deal in) price sensitive securities. Non - GAAP Financial Matters This presentation includes certain non - GAAP financial measures, including EBITDA and certain ratios and other metrics derived therefrom. EBITDA is defined as Earnings Before Interest, Taxes, Depreciation, and Amortization. These financial measures were not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and may be diﬀerent from non - GAAP financial measures used by other companies. Trident and the Company believe that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non - GAAP measures with comparable names should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. Additionally, to the extent that forward - looking non - GAAP financial measures are provided, they are presented on a non - GAAP basis without reconciliations of such forward - looking non - GAAP measures due to the inherent diﬃculty in forecasting and quantifying certain amounts that are necessary for such reconciliation. Additional Information Trident intends to file with the SEC a registration statement on Form S - 4 (the “Registration Statement”), that will include a proxy statement, in connection with the Business Combination and, when available, will mail a definitive proxy statement and other relevant documents to its stockholders. The definitive proxy statement will contain important information about the Business Combination and the other matters to be voted upon at a meeting of stockholders to be held to approve the Business Combination and other matters (the “Special Meeting”) and is not intended to provide the basis for any investment decision or any other decision In respect of such matters. Trident’s stockholders and other interested persons are advised to read, when available, the Registration Statement, the amendments thereto, and the definitive proxy statement in connection with Trident's solicitation of proxies for the Special Meeting because the proxy statement will contain important information about the Business Combination. When available, the definitive proxy statement will be mailed to Trident stockholders as of a record date to be established for voting on the Business Combination and the other matters to be voted upon at the Special Meeting. Trident’s stockholders will also be able to obtain copies of the proxy statement, without charge once available, at the SEC's website at www.sec.gov or by directing a request to Trident Acquisitions Corp., 77 Water St, Floor 8, New York, New York 10005. Participants in the Solicitation The Company, Trident, and their respective directors, executive oﬃcers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of shares of Trident common stock in respect of the proposed Business Combination described herein. Information about Trident’s directors and executive oﬃcers and their ownership of Trident’s common stock is set forth in Trident’s Annual Report on Form 10 - K for the fiscal year ended December 31, 2019 (“10 - K”) and the final prospectus dated May 29, 2018 (the “Prospectus”) filed with the SEC in connection with Trident’s initial public oﬀering, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed Business Combination when it becomes available. These documents can be obtained free of charge from the sources indicated above.

L O TTE R Y . C OM & TRIDENT A C QUISITIONS TONY DIMATTEO CHIEF EXECUTIVE OFFICER & CO - FOUNDER MATT CLEMENSON CHIEF COMMERCIAL OFFICER & CO - FOUNDER RYAN DICKINSON PRESIDENT & CHIEF OPERATING OFFICER LUC VANHAL CHIEF FINANCIAL OFFICER VADIM KOMISSAROV CHIEF EXECUTIVE OFFICER OF TRIDENT ACQUISITIONS CORP. EXECUTIVE LEVEL MANAGEMENT EXPERIENCE FROM: 4

SELECT LOTTERY.COM ADVISORS & INVESTORS


DRAFT KINGS

JASON ROBINS
CEO, DRAFTKINGS


SF

PARAAG MARATHE
PRESIDENT, 49ERS ENTERPRISE



SENATOR MARK LIPPARELLI
FMR. CHAIRMAN NV GAMING CONTROL BOARD
& CURRENT CHAIRMAN, GALAXY GAMING


XPRIZE

PETER DIAMANDIS
CHAIRMAN, X PRIZE FOUNDATION


NEA

BEN NARASIN
VENTURE PARTNER, NEA


KEIRETSU
CAPITAL

MATTHEW LE MERLE
BLOCKCHAIN & GROWTH EXPERT

Lottery.com
5

KEY INVESTMENT HIGHLIGHTS 1 6 2 3 4 5 Enormous Global Market Opportunity $398 BILLION 2 0 20 G L OBAL T AM (1) Foremost Brand Name and Premier Provider of Global Lottery Data 7.7 MILLION UNIQUE VISITORS IN 2020 Diverse Product O ﬀ ering with Existing and Projected Strong Cash Flows $571 MILLION 2 0 23 REVENUE (2) Massive Opportunities for Geographic and Product Expansion $59 MILLION 2 0 23 EBIT D A (2) Significant Existing and Projected Revenue and EBITDA Growth 294% CAGR REVENUE FROM 2 0 20 - 2 0 23 (2) (1) Source: Technavio: Lottery Market by Type and Geography - Forecast and Analysis 2020 - 2024 (2) Projected

OUR VISION “To be the premier global marketplace for all types of games of chance” MISSION STATEMENT “To deliver responsible, trusted, and transparent gaming to the world” 7

CONSUMER SHIFT TO CONVENIENCE IS INEVITABLE OLD MODEL NEW MODEL It has been proven time - and - time again that consumers choose convenience no matter the industry. 8

ENORMOUS GLOBAL MARKET OPPORTUNITY

NOTE: All Sources for data can be found in APPENDIX, COMPARING MARKET OPPORTUNITY SOURCE DATA (1) Assuming Close of Business Combination $117B $233B $ 3 50B $ 7 00B GLOBAL ADDRESSABLE MARKET Sports Events Digital Music Streaming Video Global Sports Betting Global Film Industry Global Video Games Cloud Software (SaaS) Global Lottery Market Global Hotel Industry $600B $583B $467B $398B $1 5 7B $138B $1 0 1B $85B $ 7 1B $25B $22B $223B MARKET CAP $4B MARKET CAP $54B MARKET CAP $ 2 7B MARKET CAP $ 3 5 3B MARKET CAP $38B MARKET CAP $1 9 7B MARKET CAP $5 6 3M MARKET CAP (1) $119B MARKET CAP 35% MARKET SHARE 28% MARKET SHARE 25% MARKET SHARE 11% MARKET SHARE 27% MARKET SHARE 12% MARKET SHARE 6% MARKET SHARE .02% MARKET SHARE 50% MARKET SHARE COMPARING MARKET OPPORTUNITY 10

DIGI T AL TRANS F ORM A TION IS C OMING (1) Source: American Gaming Association: COMMERCIAL GAMING REVENUE TRACKER | State - by - state September and October handle and percentage online: USBets.com: https:// www.usbets.com/october - 2020 - record - sports - betting - numbers/ (2) Source: https:// www.phocuswire.com/Consumer - booking - patterns - hotel - distribution. Representative of 2018Y. (3) Source: https:// www.travelweekly.com/Travel - News/Hotel - News/Hotels - direct - bookings - making - up - ground - on - OTAs. Representative of 2018Y (4) Source: Technavio: Lottery Market in US by Type and Platform - Forecast and Analysis 2020 - 2024 U.S. LODGING BOOKINGS 5 3% Online In Person / Other U.S. SPORTS BETTING 18% Online In Person / Other With only 6.7% of the U.S. lottery market currently online, Lottery.com is poised to capitalize on the impending digital transformation Online Ticket Agents comprise 51% of bookings (3) 47% (2) 82% (1) U.S. LOTTERY 9 3.3% (4) 6.7% Online In Person / Other 11

LOTTERY.COM'S UNITED STATES EXPANSION (1) As of March 2021 TX CA OR WA MN CO ND KS AR IL MI OH NY PA GA NH NJ DC CURRENT STATES (1) 2021 EXPANSION CURRENT STATES 2 0 16 - 2 0 19 • NH, TX, MN, OR 2020 • CA, CO, DC, GA, MI, PA, WA 2 0 21 • OH 2021 • AR, IL, KS, ND, NJ, NY 2 0 21 L A UNCH PLAN 12 FUTURE EXPANSION CURRENTLY DOES NOT HAVE A STATE LOTTERY

LOTTERY.COM ANNOUNCES INTERNATIONAL EXPANSION

LOTTERY.COM INTERNATIONAL EXPANSION

aganar.com

- Licensed to sell National Lottery draw games, instant win tickets, and other games of chance online in Mexico
- Access to a federally approved online casino and sportsbook gaming license
- Licensed to sell national lottery games in Mexico through all digital channels
- Federally licensed for real money gaming in Mexico and other countries throughout Latin America

aganar.com

254,000
REGISTERED ONLINE PLAYERS

Juega Lotto .com

- Federally licensed to sell international lottery games in Mexico through an authorized federal gaming portal
- Licensed for games of chance in other countries throughout Latin America
- Licensed to sell international lottery games throughout Latin America
- In first 12 Months from launch, generated $880k Gross Gaming Revenue

juegalotto.com

136,000
REGISTERED ONLINE PLAYERS

AGANAR AND JUEGA LOTTO

The acquisitions of Aganar and Juega Lotto are among the first of many strategic acquisitions to expand Lottery.com's distribution, games, and user base. This acquisition expands Lottery.com's offering into the world's most populous Spanish speaking country.

LATIN AMERICA

26
COUNTRIES

652 MILLION
POPULATION

$1.1 BILLION
TAM - MEXICO[1]

$9.8 BILLION
TAM - CENTRAL & SOUTH AMERICA[2]



Along with its current distribution in large parts of Sub-Saharan Africa, and the recent announcements for upcoming distribution in the Ukraine and Turkey, Lottery.com plans to continue aggressive international expansion.

(1) https://www.statista.com/statistics/1200292/leading-gambling-companies-mexico/
(2) Technavio: Lottery Market by Type and Geography - Forecast and Analysis 2020-2024

Lottery.com
14

DIVERSE PRODUCT OFFERING WITH POTENTIAL TO GENERATE STRONG CASH FLOWS

(1) Average from digital advertising cost per new customer in 2020 (2) Average gross profit per new customer based on annualized November - December 2020 transactions (3) Average churn rate for 2019 - 2020 LOW ACQUISITION WITH HIGH RETENTION AND RETURN U.S. LOTTERY.COM PLAYERS ($4.01) Customer A c quisition C o s t (1) $17.20 Avg. Annual New User P r o fit (2) } 31% Churn R a t e (3) } } $32.60 Avg. Annual New User P r o fit (2) } 34% Churn R a t e (3) } } INTERNATIONAL LOTTERY.COM PLAYERS ACQUIRED LOTTERY.COM PLAYERS ARE THEN INTRODUCED TO HIGHER MARGIN PRODUCTS $55.30 Customer Lifetime Value $94.50 Costumer Lifetime Value 16 ($4.26) Customer A c quisition C o s t (1)

DIVERSE SUITE OF HIGH MARGIN PRODUCTS

B2C

DOMESTIC LOTTERY

- Selling official U.S. lottery games (draw games and scratchers) with a service fee

CHARITABLE SWEEPSTAKES

- Players donate to qualified causes and get entered to win luxury prizes and once-in-a-lifetime experiences

B2B: PARTNERS

DOMESTIC PARTNERS

- A robust API platform enables partners to sell official U.S. lottery tickets using our operations to fulfill the order
- Partners provide their payment processing
- Service fee is applied to each transaction

GROSS MARGINS[1]
17% - 33%

B2C

INTERNATIONAL LOTTERY

- Selling official U.S. lottery games (draw games and scratchers) to users internationally with each ticket containing a markup

B2B: PARTNERSHIPS

INTERNATIONAL PARTNERS

- A robust API platform enables partners to sell official U.S. lottery tickets using our operations to fulfill the order
- Partners provide their payment processing
- Markup is applied to each ticket

GROSS MARGINS[1]
34% - 54%

B2C

INTERNATIONAL GAMES

- Lottery.com's own designed and managed lottery games (draw and instant) on the blockchain

SUBSCRIPTIONS

- Subscriber exclusive lottery pools, lottery prediction data, and other premium features

DATA SALES

DATA SALES

- Premier provider of global lottery data to over 200 digital publishers including Google, Amazon, and USA Today
- Charged as a subscription fee for data access and on a per record fee for certain datasets

GROSS MARGINS[1]
75% - 95%

(1) All margins estimated on end of year 2023 projections

Lottery.com
17

BUSINESS MODEL OVERVIEW

B2C - Global Marketplace

- Lottery.com comprises less than one percent market share in existing markets
- Projected to be 1% of total market in current 11 states and expand into 20+ new states by 2023
- Aggressive expansion internationally
- Introducing new games and subscription services

B2G & Data Revenue

- Premier provider of global lottery data for clients such as Amazon and Google
- Data access is sold both as subscription services and per record
- Entering the B2G space, anticipate becoming a digital lottery provider for various government run lotteries

B2B: Partnerships

- Continuing to expand API offering to enable more features, games, and payment options
- Activate 9 new partners by 2023 across 12 countries

M&A

- Expanding offering through strategic mergers and acquisitions, increasing product set, licenses, and distribution channels
- Identifying 10 M&A opportunities, by 2023, to expand footprint to at least 8 new countries



REVENUE PROJECTIONS
$600M
$450M
$300M
$150M
2020
2021
2022
2023
B2C: Current Regions
B2C: New Regions
B2B: Partnerships
B2G & Data Sales
M&A

Lottery.com
18

PARTNERS AND INNOVATION

STRONG DISTRIBUTION ECOSYSTEM AFFILIATE PROGRAM • An open aﬃliate program allows traﬃc to Lottery.com's properties for a split on any proceeds those users generate for a limited time • Lottery.com has access to over 250+ Million users a month with its current aﬃliate partners API PROGRAM • Through a robust API oﬀering, Lottery.com allows for partners to leverage their licenses and operating capacity to sell lottery tickets through their existing platforms • Lottery.com has access to over 420,000 Points of Sale and access to over 22 countries with their current partners DATA SERVICES • As the premier provider of global lottery data, Lottery . com is the default lottery data provider for various services across a long list of partners • 200 digital publishers including Google, Amazon, and USA Today 20

INNOVATORS IN BLOCKCHAIN

WinTogether

- WinTogether enables players to donate to qualified causes and get entered into sweepstakes to win luxury prizes and once-in-a-lifetime experiences
- Rooted in blockchain with 7% of all donations being distributed to all holders of the ERC20 Token[1]
- The platform will continue to grow, being a value driver to Lottery.com as it enables an additional game of chance able to be played in every state and almost every country

www.wintogether.org

- Building a patented[2] next-gen blockchain platform specifically to address the challenges with online games of chance
- Critical game mechanics such as player identity, digital tickets, and administrating draws are completely run on chain
- Technology can be leveraged for lottery, sweepstakes, raffles, instant games, and more
- Accepting crypto and fiat as payment methods to attract a global player base

BLOCKCHAIN

(1) Pro rata amongst all token holders
(2) https://patents.google.com/patent/US20170309117A1/en

Lottery.com

21

SIGNIFICANT PROJECTED REVENUE AND EBITDA GROWTH

STRONG PROJECTED REVENUE AND EBITDA GROWTH (1) Actuals: Unaudited and pro forma for Aganar & Juega Lotto acquisitions $120M $240M $360M $600M $480M $ 7 20M $840M $960M $1 , 080M $1,200M 2 0 21E 2 0 22E 2 0 23E 2 0 2 4E 2 0 25E PROJECTED REVENUE $1,129M $845M $ 5 7 1M $ 2 7 9M $ 7 1M $10M G r o s s P r o fit Revenue $8M $30M $51M $72M $94M $136M $115M $1 5 7M $1 7 9M $200M PROJECTED EBITDA 2 0 21E 2 0 22E 2 0 23E 2 0 2 4E 2 0 25E $1 7 6M $116M $ 5 9M $14M $3M - $2M EBIT D A 1 6 1% 23 C A GR 2 0 20 - 2 0 25E 1 7 0% C A GR 2 0 21 - 2 0 25E 2 0 20 (1) 2 0 20 (1)

RAPIDLY GROWING TOTAL ADDRESSABLE MARKET (“TAM”) Note: Market sizes reflect the gross lottery ticket transaction value (1) Technavio: Lottery Market by Type and Geography - Forecast and Analysis 2020 - 2024 (2) 2025 TAM was calculated using 2024 TAM of $587B and 2023 - 24 growth rate of 11.1%, according to Technavio Lottery Market by Type and Geography - Forecast and Analysis 2020 - 2024 (3) Technavio: Lottery Market by Type and Geography - Forecast and Analysis 2020 - 2024 2 0 20 - 2 0 25E G L OBAL L O TTE R Y MARKET $70B $140B $210B $280B $420B $350B $490B $560B $630B $ 7 00B 2 0 20 2 0 25E Online Sales Total Addressable Market ONLINE L O TTE R Y ONLINE L O TTE R Y 104% 2 0 20 - 2 0 25E ONLINE LOTTERY GROWTH By 2025, Lottery.com would represent 0.17% of the global addressable market LOTTERY.COM PERCENTAGE OF TAM 9 9 .83% 0 . 17% Global lottery market projected to increase by $254B during the next 5 years. 24 As a first mover in the market, Lottery.com is poised to claim a healthy percentage of the online player base. $ 3 98B (1) $21.4B (3) $652B (2) $44.6B (3) L ot t er y . c om Other (2)

HIGHER FORECASTED GROWTH THAN PEERS Note: NM if negative EBITDA in 2021 or 2023 or negative CAGR (1) GNOG CAGR representative of 2020 and 2022E as 2023E not available 3 5% 315% 294% 280% 245% 210% 175% 140% 105% 70% 48% 34% 26% 16% 12% 3 5% 315% 280% 245% 210% 175% 140% 105% 70% 2 0 20E - 2 0 23E REVENUE C A GR 2 0 21E - 2 0 23E EBIT D A C A GR 350% 350% 322% 8% 28% NM NM NM (1) 25

ATTRACTIVE ENTRY VALUATION Note: Lottery pro forma valuation metrics based on $10.96 per share Note: NA/NM if no estimates available or negative EBITDA Note: Market data as of market close on 3/19/2021 (1) Equal to 2022E Revenue as 2023E Revenue not available 8.9x 12.8x 2 0. 0x 0. 0x 0. 0x 0. 0x $ 9 7 8M ENTERPRISE VALUE $ 5 91M ENTERPRISE VALUE $26.8B ENTERPRISE VALUE $3 . 7B ENTERPRISE VALUE $1 . 1B ENTERPRISE VALUE $ 526M ENTERPRISE VALUE 6.6x 6.6x 13.6x 5.6x 8.2x 0 .9x 2.6x EV / ‘23E Gross Profit EV / 2023E REVENUE EV / 2023E EBITDA NM NM NM 26 (1)

TRANSACTION OVERVIEW

($mm)

SOURCES	
Cash Held in SPAC Trust [1]	$63
Issuance of Shares to Lottery.com Stockholders	438
Sponsor Equity [2]	62
Total Sources	**$563**

USES	
Stock Consideration	$438
Sponsor Equity Rollover	62
Transaction Fees	18
Cash to Balance Sheet [1]	45
Total Uses	**$563**

PRO FORMA ENTERPRISE VALUE AT CLOSE		
Share Price		$10.96
Pro Forma Share Outstanding [1][2][3][4]		51.4
Pro Forma Equity Value		**$563**
(+) PF Debt		$8
(-) PF Cash		(45)
Pro Forma Enterprise Value		**$526**
Valuation		
EV / 2023E Revenue	$571	0.9x
EV / 2023E Gross Profit	205	2.6x
EV / 2023E EBITDA	59	8.9x

PRO FORMA OWNERSHIP [1][3][4]


11%
11%
78%
Seller Rollover
SPAC Sponsor
Public Stockholders

(1) Assumes no redemptions
(2) Sponsor agreed to cancel 561,932 shares
(3) Excludes 3mm seller earnout shares released at $13.00 before 12/31/21 and 3mm seller earnout shares released at $16.00 before 12/31/22. Excludes 2mm SPAC Sponsor earnout shares released at $13.00 before 12/31/21 and 2mm SPAC Sponsor earnout shares released at $16.00 before 12/31/22.
(4) Pro forma share count and post business combination ownership does not include ~21mm warrants exercisable to purchase 1 share of common stock at an $11.50 strike price, nor does it include 1.75mm unit purchase options exercisable at $12.00 per unit, expected to be outstanding following completion of the business combination

27

APPENDIX

COMPARING MARKET OPPORTUNITY SOURCE DATA

- All Market Cap data as of March 16, 2020
- Total Addressable Market Data:
  - Sports Events: Change market cap from $29B to $4B and footnote representative of sale price in November 2019 | https://techcrunch.com/2019/11/25/ebay-to-sell-ticket-marketplace-stubhub-to-viagogo-for-4-05-billion/
  - Digital Music: https://www.statista.com/outlook/dmo/digital-media/digital-music/worldwide
  - Streaming Video: https://www.statista.com/outlook/dmo/digital-media/video-on-demand/video-streaming-svod/worldwide#:~:text=Revenue%20in%20the%20Video%20Streaming,to%20hit%2018.2%25%20by%202025.
  - Global Sports Betting: https://www.globenewswire.com/news-release/2020/08/31/2086041/0/en/Global-Sports-Betting-Market-Worth-85-Billion-in-2019-Industry-Assessment-and-Forecasts-Throughout-2020-2025.html
  - Global Film Industry: https://www.forbes.com/sites/rosaescandon/2020/03/12/the-film-industry-made-a-record-breaking-100-billion-last-year/?sh=50ebb2be34cd
  - Global Video Games: https://www.statista.com/statistics/246888/value-of-the-global-video-game-market/#:~:text=This%20timeline%20presents%20a%20forecast,surpass%20138%20billion%20by%202021
  - Cloud Software (SaaS): https://www.statista.com/statistics/510333/worldwide-public-cloud-software-as-a-service/
  - Global Lottery Market: Technavio: Lottery Market by Type and Geography - Forecast and Analysis 2020-2024
  - Global Hotel Industry: https://www.statista.com/statistics/247264/total-revenue-of-the-global-hotel-industry/
- Market Share by Industry
  - Spotify: https://www.statista.com/statistics/653926/music-streaming-service-subscriber-share/#:~:text=Subscriber%20share%20of%20music%20streaming%20services%20worldwide%202019&text=In%202019%2C%2035%20percent%20of,were%20subscribed%20to%20Apple%20Music.
  - StubHub: https://finance.yahoo.com/news/stubhub-recognized-single-source-ticketing-011011659.html
  - Netflix: https://www.fool.com/investing/2021/01/13/netflix-still-dominates-streaming-but-disney-steal/
  - DraftKings: https://www.legalsportsreport.com/47322/pennsylvania-sports-betting-december-2020-revenue/#:~:text=FanDuel's%20online%20market%20share%20slipped,month%20from%2010.6%25%20in%20November.
  - Warner Bros: https://www.the-numbers.com/market/2020/summary
  - Electronic Arts: https://csimarket.com/stocks/competitionSEG2.php?code=EA
  - SalesForce: https://kinsta.com/blog/cloud-market-share/
  - AirBnB: https://www.statista.com/statistics/796510/airbnb-hotel-demand-share-us-europe/

Lottery.com
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REAL MONEY GAMING PARTICIPATION PERCENTAGES (1) American Gaming Association (Statista) | (Additional Information) United States; American Gaming Association; February 25 - March 1, 2013; 800 responses | (*) Such as over a game of golf, the outcome of a sporting event, or on fantasy sports 6% 12% 54% Forms of Real Money Gaming Americans Participated in During the Last 12 Months 60% Online Wagering on a Race Playing Poker Casual Betting w/ Friends * Casino L ot t ery 5 3% 48% 42% 36% 32% 30% 26% 24% 18% 12% 6% 3% 30

REAL MONEY GAMING PARTICIPATION FREQUENCY (1) American Gaming Association (Statista) | (Additional Information) United States; Mellman Group, May 17 to 22, 2014; 1,000 respondents; 21 years and older; Registered Voters | (*) Such as over a game of golf, the outcome of a sporting event, or on fantasy sports | (**) Online and In - Person 0% 5% 15% 10% 20% 25% Online Horse or Dog Races Playing Poker** Casual Betting w/ Friends* Casino L ot t ery Frequency of Participation in Selected Real Money Gaming Activities Over the Past 12 Months in the United States as of May 2014 50% 45% 16% 40% 35% 7% 30% 6% 4% 6% 4% 3% 2% 1 1% % 1 1% % 11% 10% 7% 4% 2% 11% 13% 9% 5% 4% 1 1% % One to Two Times Three to Five Times Six to Ten Times 11 T imes or Mo r e 31